Supplement Dated March 11, 2019 to your Prospectus Dated June 28, 2018

Acquisition/Merger:

At a meeting of the Board of Trustees (the “Board”) of Putnam VT Global Utilities Fund, the Board considered and approved the acquisition of the assets and the assumption of the liabilities of the Putnam VT Global Utilities ("Acquired Portfolio") into the Putnam VT Global Equity Fund (the "Acquiring Portfolio"). Pursuant to the acquisition, the Acquired Portfolio will liquidate by transferring substantially all of its assets to the Acquiring Portfolio. Shares of the Acquired Portfolio will be closed to all new and subsequent investments, including program trades, effective as of the close of business on or about June 12, 2019. The acquisition is scheduled to take place at the close of business on or about June 14, 2019.

Due to the acquisition, you will no longer be able to allocate new Premium Payments or make transfers to the Acquired Portfolio Sub-Account, including program trades, on or after the close of business on June 12, 2019.

As a result of the acquisition on or about the close of business on June 14, 2019:

(i)	If any of your Contract Value is currently invested in the Acquired Portfolio Sub-Account, that Contract Value will be merged into the Acquiring Portfolio Sub-Account;

(ii)	If any portion of your future Premium Payments is allocated to the Acquired Portfolio Sub-Account, that portion will now be allocated to the Acquiring Portfolio Sub-Account.

(iii)	Any transaction that includes an allocation to the Acquired Portfolio Sub-Account will automatically be allocated to the Acquiring Portfolio Sub-Account;

(iv)
Unless you direct us otherwise, if you are enrolled in any DCA, InvestEase®, Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocation to the Acquired Portfolio Sub-Account, your enrollment will automatically be updated to reflect the Acquiring Portfolio Sub-Account;

(v)	Unless you direct us otherwise, if you are enrolled in an Automatic Income Program, your enrollment will automatically be updated to reflect the Acquiring Portfolio Sub-Account; and

(vi)	All references and information contained in the prospectus for your Contract related to the Acquired Portfolio are deleted and replaced with the Acquiring Portfolio.

This supplement should be retained with the prospectus for future reference.

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